UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09603

AMERICAN BEACON SELECT FUNDS

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-(Zip code)

JEFFREY K. RINGDAHL, PRESIDENT

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: December 31, 2023

Date of reporting period: December 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

American Beacon®
SELECT FUNDS

# 2023 ANNUAL REPORT

## December 31, 2023

U.S. GOVERNMENT MONEY MARKET SELECT FUND

USGMMSF 1223

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

U.S. GOVERNMENT MONEY MARKET SELECT FUND

You could lose money by investing in the American Beacon U.S. Government Money Market Select Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Select Funds	December 31, 2023

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

In the words of Theodor Seuss Geisel, the beloved children’s author and cartoonist known as Dr. Seuss, “Only you can control your future.”

While we as individuals cannot control everything that’s happening in the world around us or within the global economy and markets, we can take steps to diversify our risk exposure as we seek to preserve and grow our personal savings. By making prudent adjustments to our investment portfolios with the help of trusted financial professionals, we may be better positioned to withstand the negative financial forces we’re likely to encounter in our lifetime – especially during periods like today’s geopolitical turmoil and economic uncertainty.

At American Beacon, we endeavor to provide a broad range of disciplined investment strategies to help you potentially collect the fruits of your labor over the fullness of time. We work diligently to cultivate relationships with the investment managers who serve as sub-advisors to our investment products. Since our firm’s inception as a pension fiduciary in 1986 and the launch of our first sub-advised, multi-manager mutual funds in 1987, we have continued expanding our innovative product offerings. And we are committed to applying a solutions-based, risk-managed approach in our pursuit of institutional wisdom while striving to generate earned alpha and enduring value.

Thank you for entrusting your financial success with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Jeffrey K. Ringdahl

President

American Beacon Select Funds

Market Overview

December 31, 2023 (Unaudited)

2023 turned out to be the year of the recession that never was. Despite a regional banking crisis, a debt-ceiling standoff, a new war in the Middle East and some of the highest interest rates in decades, the U.S. economy continued to defy expectations thanks to a strong labor market and a resilient consumer. As the year ended, markets became increasingly optimistic that the Federal Reserve (“Fed”) may indeed be able to achieve the elusive “soft landing.” Expectations that the Fed had reached the end of its tightening cycle resulted in a strong rally in both stock and bond markets during the last two months of the year. The S&P 500® Index ended 2023 near a record high and, after much volatility throughout the year, the yield on the 10-year Treasury was virtually back to where it started by year-end.

After a slow start to 2023, the U.S. economy picked up steam in the second half, resulting in a solid 2.5% gross domestic product growth rate for the full year. Consumer spending remained the primary driver of economic growth as households were undeterred by higher interest rates and elevated prices. Demand for goods softened during the year but spending on services accelerated. The “experience” economy was in full swing as Americans continued to make up for time lost during the pandemic by splurging on entertainment, food and travel. Business investment also increased as companies aimed to improve efficiency and productivity in the wake of higher labor and materials costs. In addition, funding from the Infrastructure Investment and Jobs Act of 2021 and the CHIPS and Science Act of 2022 spurred construction of new chip and electric vehicle plants during the year. Residential investment remained a drag on growth as higher mortgage rates not only dampened demand but also limited the supply of homes coming to the market as homeowners with existing low-rate mortgages were reluctant to sell. Given the lack of inventory, home prices remained elevated, further limiting housing affordability.

Continued strength in the labor market underpinned the economy’s resiliency in 2023. The U.S. added 2.7 million jobs during the year, which was softer than 2022 but still healthy. The increase in employment was broad-based as demand for workers was steady across most industries. The unemployment rate ended the year at a low 3.7% as available jobs continued to outnumber those seeking employment. Though still high, job openings and quit rates fell during the year in a sign that the labor market is coming into better balance. However, wage growth remained elevated as employers continued to struggle to attract and retain qualified workers.

Despite wage gains, inflation pressures eased in 2023 as supply chains normalized and gas prices fell. Although the improvement is welcome, inflation readings remain elevated – particularly on the services side. Falling goods prices helped offset stubbornly high service prices throughout most of the year; however, disinflation in core goods costs halted in December.

The Fed raised the federal funds rate by a cumulative 100 basis points (1.0%) during 2023, with the last 25 basis-point (0.25%) hike coming at the July Federal Open Market Committee (“FOMC”) meeting. With inflation moving in the right direction, the Fed left the target range for the federal funds rate unchanged at 5.25% to 5.50% for the remaining three meetings of the year. The December meeting tilted decidedly dovish as the Fed acknowledged the progress made on inflation and the expectation that economic growth would begin to moderate. The Fed’s Summary of Economic Projections for the federal funds rate signaled that the Fed’s next move will likely be an ease with the median forecast showing 75 basis points (0.75%) in cuts expected in 2024 and no participants forecasting a hike. Although Fed Chair Jerome H. Powell reiterated that it was too soon to declare victory on inflation, he acknowledged that “we are likely at or near the peak rate for this cycle.”

Markets took the Fed’s nod to an easing bias in December and ran with it. After rising for most of the year, yields fell across the curve after the December meeting as traders in the federal funds futures market began pricing in 150 basis points (1.5%) of cuts in 2024 with easing starting as early as the March FOMC meeting. With the market pricing in twice as many cuts as the Fed, FOMC members cautioned that investors may be expecting rates to come down too far and too fast. Fed Governor Christopher J. Waller warned that while the Fed may ease in 2024, any lowering of interest rates will need to be “carefully calibrated and not rushed.” The December meeting minutes also showed that participants believed there was an “unusually elevated degree of uncertainty” about the policy path and that it was “possible that the economy could evolve in a manner that would make further increases in the target range appropriate.” Despite the Fed’s pushback, markets remain unconvinced and continue to price in aggressive easing in 2024. At some point, the disparity between the Fed’s projected policy path and market expectations will be resolved. Until then, interest rate volatility is likely to be high.

American Beacon U.S. Government Money Market Select FundSM

Performance Overview

December 31, 2023 (Unaudited)

The U.S. economy defied expectations of a recession in 2023 and ended up with a 2.5% GDP growth rate for the year. With expectations that the Federal Reserve (“Fed”) had reached the end of its tightening cycle, both the stock and bond markets saw a strong rally during the last two months of the year. The S&P 500 ended up near a record high, and after much volatility throughout the year, the yield on the 10-year Treasury was virtually unchanged from where it started the year. The labor market remained strong during 2023 and inflation continued to drift lower, adding to the thought that the next move by the Fed would be to lower rates.

The Federal Open Market Committee (“FOMC”) raised interest rates a total of 100 basis points (1.0%) during the year, with the last 25 basis point rate increase in July, bringing the fed funds target range to 5.25%-5.50%. The continued tightening cycle during the first half of 2023 was the result of the FOMC continuing to try and get inflation under control. After a pause in the second half of the year and the Fed indicating that their next move is most likely to lower rates, the market is projecting 150 basis points of easing by the end of 2024. However, the last dot plot of the year had the FOMC expecting a fed funds target of 4.50%-4.75% by the end of 2024, only 75 basis points lower than the current target.

During the year, the American Beacon U.S. Government Money Market Select Fund’s primary strategy was to buy fixed rate agencies/treasuries, floating rate agencies along with overnight repurchase agreements. The strategies implemented during the year enabled the Fund to maintain a competitive yield during a rising interest rate environment and outperforming its Lipper benchmark.

For the twelve months ended December 31, 2023, the total return of the American Beacon U.S. Government Money Market Select Fund was 5.00%. The Fund outperformed the Lipper Institutional U.S. Government Money Market Average return of 4.81% by 19 basis points (0.19%). Based on annualized total returns, Lipper Analytical Services ranked the Fund 71st among 230, 36th among 196 and 20th among 139 Institutional U.S. Government Money Market Funds for the one-year, five-year, and ten-year periods ended December 31, 2023, respectively.

Total Returns for the Period ended December 31, 2023

Total Returns for the Period Ended December 31, 2023

	Ticker	1 Year	3 Years	5 Years	10 Years	Value of $10,000 12/31/2013- 12/31/2023
U.S. Government Money Market Select Fund Select Fund (1,3,4)	AAOXX	5.00%	2.14%	1.79%	1.18%	$11,241
Lipper Institutional U.S. Government Money Market Average (2)		4.81%	2.05%	1.66%	1.04%	$11,089

American Beacon U.S. Government Money Market Select FundSM

Performance Overview

December 31, 2023 (Unaudited)

1.

Performance shown is historical and is not indicative of future returns. Investment returns will vary, and shares may be worth more or less at redemption than at original purchase. An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share it is possible to lose money by investing in the Fund. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2.

A portion of the fees charged to the Fund was waived from Fund inception to 2014, partially recovered in 2016 and waived in 2021 and 2022. Performance prior to waiving fees was lower than the actual returns shown for periods when waivers were in effect.

3.

The Lipper Institutional U.S. Government Money Market Average is calculated by taking an arithmetic average of the returns of the mutual funds in the Lipper Institutional U.S. Government Money Market Funds category. Lipper is an independent mutual fund research and ranking service.

4.

The Total Annual Fund Operating Expense ratio set forth in the most recent Fund prospectus was 0.19%. The expense ratio may vary from the expense ratio presented in other sections of this report that are based on expenses incurred during the period covered by this report.

American Beacon U.S. Government Money Market Select FundSM

Performance Overview

December 31, 2023 (Unaudited)

Fund Statistics as of December 31, 2023
7-Day Current Yield*	5.25%
7-Day Effective Yield*	5.39%
Weighted Average Maturity	32 Days
Weighted Average Life	81 Days
Standard & Poor’s Rating**	AAAm

Asset Allocation as of December 31, 2023 (% of investments)
Government Agency Debt	42.7
Government Agency Repurchase Agreements	29.8
Investment Companies	17.7
U.S. Treasuries	9.8

Effective Maturity Distribution (%)
1 to 7 Days	67.3
8 to 30 Days	3.3
31 to 90 Days	14.0
91 to 120 Days	6.5
121 to 180 Days	8.9

*

Annualized Yield is a more accurate reflection of the Fund’s current earnings than total return. The seven-day yields refer to the income generated by an investment in the Fund over a seven-day period. This income is then annualized.

The seven day effective yield is calculated similarly, but the income earned is assumed to have been reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

**

Standard & Poor’s (S&P) Rating: The fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the fund. The credit rating is a forward-looking opinion about a fund’s potential capacity to maintain stable principal or stable net asset value. The rating is an opinion of the date expressed and not a statement of fact or recommendation to purchase, hold or sell any security. Standard & Poor’s rates the creditworthiness of money market funds from AAAm (highest) to Dm (lowest). For more information on S&P’s rating methodology, please visit www.standardandpoors.com and select “Understanding Ratings” under Ratings Resources on the home page.

American Beacon U.S. Government Money Market Select FundSM

Expense Examples

December 31, 2023 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from July 1, 2023 through December 31, 2023.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

American Beacon U.S. Government Money Market Select FundSM

Expense Examples

December 31, 2023 (Unaudited)

American Beacon U.S. Government Money Market Select Fund

	Beginning Account Value 7/1/2023	Ending Account Value 12/31/2023	Expenses Paid During Period 7/1/2023-12/31/2023*
Select Class
Actual	$1,000.00	$1,026.30	$1.07
Hypothetical**	$1,000.00	$1,024.15	$1.07

*

Expenses are equal to the Fund’s annualized net expense ratios for the six-month period of 0.21% for the Fund Shares, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon U.S. Government Money Market Select FundSM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Beacon Select Funds and Shareholders of American Beacon U.S. Government Money Market Select Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Beacon U.S. Government Money Market Select Fund (the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the two years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the two years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2021 and the financial highlights for each of the periods ended on or prior to December 31, 2021 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 28, 2022 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

February 26, 2024

We have served as the auditor of one or more investment companies in the American Beacon family of funds since 2016.

American Beacon U.S. Government Money Market Select FundSM

Schedule of Investments

December 31, 2023

	Principal Amount	Fair Value

SHORT-TERM INVESTMENTS - 99.08%

U.S. Government Agency Obligations - 42.33%
Federal Farm Credit Banks Funding Corp.,
5.440%, Due 2/5/2024, (Secured Overnight Financing Rate + 0.040%)A	$5,000,000	$5,000,000
5.440%, Due 2/9/2024, (Secured Overnight Financing Rate + 0.040%)A	5,000,000	5,000,000
5.453%, Due 2/13/2024, (Secured Overnight Financing Rate + 0.053%)A	5,000,000	4,999,985
5.460%, Due 2/22/2024, (Secured Overnight Financing Rate + 0.060%)A	5,000,000	4,999,965
5.440%, Due 3/18/2024, (Secured Overnight Financing Rate + 0.040%)A	5,000,000	5,000,000
5.350%, Due 3/25/2024, (Fed Funds Rate + 0.020%)A	15,000,000	14,999,820
5.445%, Due 5/6/2024, (Secured Overnight Financing Rate + 0.045%)A	5,000,000	4,999,540
5.390%, Due 6/4/2024, (Fed Funds Rate + 0.060%)A	5,000,000	4,999,790
5.390%, Due 6/24/2024, (Fed Funds Rate + 0.060%)A	10,000,000	10,000,000
5.405%, Due 8/12/2024, (Fed Funds Rate + 0.075%)A	10,000,000	9,997,395
5.480%, Due 9/12/2024, (Secured Overnight Financing Rate + 0.080%)A	5,000,000	5,000,000
5.505%, Due 2/20/2025, (Secured Overnight Financing Rate + 0.105%)A	5,000,000	5,000,000
5.540%, Due 2/26/2025, (Secured Overnight Financing Rate + 0.140%)A	5,000,000	4,999,444
5.530%, Due 4/10/2025, (Secured Overnight Financing Rate + 0.130%)A	10,000,000	9,999,879
5.520%, Due 4/15/2025, (Secured Overnight Financing Rate + 0.120%)A	5,000,000	5,000,000
5.540%, Due 4/25/2025, (Secured Overnight Financing Rate + 0.140%)A	5,000,000	4,997,419
5.525%, Due 5/20/2025, (Secured Overnight Financing Rate + 0.125%)A	5,000,000	5,000,000
5.545%, Due 6/27/2025, (Secured Overnight Financing Rate + 0.145%)A	5,000,000	5,000,000
5.550%, Due 7/11/2025, (Secured Overnight Financing Rate + 0.150%)A	5,000,000	5,000,000
Federal Home Loan Bank Discount Notes,
5.494%, Due 1/8/2024	5,000,000	4,994,867
5.481%, Due 1/10/2024	5,000,000	4,993,325
5.496%, Due 1/12/2024	5,000,000	4,991,865
5.510%, Due 1/17/2024	5,000,000	4,988,133
5.527%, Due 1/31/2024	5,000,000	4,977,667
5.498%, Due 2/5/2024	6,000,000	5,968,850
5.519%, Due 2/16/2024	5,000,000	4,965,819
5.548%, Due 2/23/2024	5,000,000	4,960,773
5.511%, Due 2/28/2024	4,000,000	3,965,587
5.552%, Due 3/13/2024	5,000,000	4,946,700
5.456%, Due 3/14/2024	5,000,000	4,946,467
5.427%, Due 3/15/2024	10,000,000	9,891,878
5.532%, Due 3/20/2024	5,000,000	4,941,737
5.553%, Due 3/20/2024	3,000,000	2,964,911
5.550%, Due 3/22/2024	7,000,000	6,916,052
5.423%, Due 3/27/2024	5,000,000	4,937,220
5.478%, Due 3/27/2024	6,700,000	6,615,331
5.389%, Due 4/1/2024	5,000,000	4,933,747
5.397%, Due 4/1/2024	5,000,000	4,933,646
5.396%, Due 4/3/2024	5,000,000	4,932,446
5.436%, Due 4/5/2024	5,000,000	4,930,729
5.580%, Due 4/12/2024	5,000,000	4,924,137
5.472%, Due 4/19/2024	5,000,000	4,920,218
5.415%, Due 5/3/2024	5,000,000	4,910,825
5.488%, Due 5/8/2024	10,000,000	9,812,658
5.447%, Due 5/15/2024	6,500,000	6,372,519
5.441%, Due 5/29/2024	5,000,000	4,891,871
5.395%, Due 5/31/2024	5,000,000	4,891,259
5.403%, Due 5/31/2024	5,000,000	4,891,112
5.406%, Due 5/31/2024	5,000,000	4,891,112
5.295%, Due 6/12/2024	7,000,000	6,838,358
5.393%, Due 6/12/2024	5,000,000	4,882,731
Federal Home Loan Banks,
5.510%, Due 1/19/2024, (Secured Overnight Financing Rate + 0.110%)A	5,000,000	5,000,096
5.450%, Due 3/25/2024, (Secured Overnight Financing Rate + 0.050%)A	5,000,000	5,000,000
5.490%, Due 4/19/2024, (Secured Overnight Financing Rate + 0.090%)A	5,000,000	5,000,000
5.495%, Due 9/6/2024, (Secured Overnight Financing Rate + 0.095%)A	5,000,000	5,000,000

See accompanying notes

American Beacon U.S. Government Money Market Select FundSM

Schedule of Investments

December 31, 2023

	Principal Amount	Fair Value

SHORT-TERM INVESTMENTS - 99.08% (continued)

U.S. Government Agency Obligations - 42.33% (continued)
5.515%, Due 1/17/2025, (Secured Overnight Financing Rate + 0.115%)A	$5,000,000	$5,000,000
5.530%, Due 1/27/2025, (Secured Overnight Financing Rate + 0.130%)A	5,000,000	5,000,000

Total U.S. Government Agency Obligations (Cost $322,917,883)		322,917,883

U.S. Treasury Obligations - 9.71%
U.S. Treasury Bills,
5.496%, Due 1/16/2024	5,000,000	4,988,906
5.521%, Due 2/6/2024	5,000,000	4,973,247
5.517%, Due 2/13/2024	5,000,000	4,968,075
5.411%, Due 2/22/2024	5,000,000	4,961,961
5.498%, Due 2/27/2024	10,000,000	9,915,640
5.417%, Due 3/19/2024	5,000,000	4,943,125
5.423%, Due 3/26/2024	5,000,000	4,937,950
5.386%, Due 4/16/2024	10,000,000	9,846,285
5.382%, Due 4/23/2024	10,000,000	9,836,229
5.442%, Due 5/23/2024	10,000,000	9,792,352
5.399%, Due 6/6/2024	5,000,000	4,886,925

Total U.S. Treasury Obligations (Cost $74,050,695)		74,050,695

	Shares

Investment Companies - 17.54%
Federated Hermes Government Obligations Tax-Managed Fund, 5.30%B	66,356,966	66,356,966
Fidelity Investments Money Market Government Portfolio (Institutional), 5.30%B	67,435,500	67,435,500

Total Investment Companies (Cost $133,792,466)		133,792,466

	Principal Amount

Government Agency Repurchase Agreements - 13.11% (Cost $100,000,000)
Bank of America NA, 5.33%, Acquired on 12/29/2023, Due 1/2/2024 at $100,000,000 (Held at Bank of New York Mellon, Collateralized by U.S. Government Agency Obligations, Valued at $102,000,000, 3.000% - 3.5000% , 3/1/2043 - 9/1/2047)	$100,000,000	100,000,000

U.S. Treasury Repurchase Agreements - 16.39%
Credit Agricole CIB, 5.32%, Acquired on 12/29/2023, Due 1/2/2024 at 100,000,000 (Held at Bank of New York Mellon, Collateralized by a U.S. Treasury Obligation, Valued at $104,000,025, 2.000%, 8/15/2025)	100,000,000	100,000,000
Societe Generale SA, 5.35%, Acquired on 12/29/2023, Due 1/2/2024 at 25,000,000 (Held at Bank of New York Mellon, Collateralized by U.S. Treasury Obligations, Valued at $25,515,159, 0.000% - 2.875%, 2/20/2024 - 5/15/2049)	25,000,000	25,000,000

Total U.S. Treasury Repurchase Agreements (Cost $125,000,000)		125,000,000

TOTAL INVESTMENTS - 99.08% (Cost $755,761,044)		755,761,044
OTHER ASSETS, NET OF LIABILITIES - 0.92%		7,035,036

TOTAL NET ASSETS - 100.00%		$762,796,080

Percentages are stated as a percent of net assets.

A Variable, floating, or adjustable rate securities with an interest rate that changes periodically. Rates are periodically reset with rates that are based on a predetermined benchmark such as a widely followed interest rate such as T-bills, SOFR, LIBOR or PRIME plus a fixed spread. The interest rate disclosed reflects the rate in effect on December 31, 2023.

B 7-day yield.

LIBOR - London Interbank Offered Rate.

PRIME - A rate, charged by banks, based on the U.S. Federal Funds rate.

SOFR – Secured Overnight Financing rate.

See accompanying notes

American Beacon U.S. Government Money Market Select FundSM

Schedule of Investments

December 31, 2023

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of December 31, 2023, the investments were classified as described below:

U.S. Government Money Market Select Fund	Level 1	Level 2	Level 3	Total
Assets
U.S. Government Agency Obligations	$-	$322,917,883	$-	$322,917,883
U.S. Treasury Obligations	-	74,050,695	-	74,050,695
Investment Companies	133,792,466	-	-	133,792,466
Government Agency Repurchase Agreements	-	100,000,000	-	100,000,000
U.S. Treasury Repurchase Agreements	-	125,000,000	-	125,000,000

Total Investments in Securities - Assets	$133,792,466	$621,968,578	$-	$755,761,044

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended December 31, 2023, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon U.S. Government Money Market Select FundSM

Statement of Assets and Liabilities

December 31, 2023

Assets:
Investments in securities, at amortized cost†	$530,761,044
Repurchase agreements, at cost#	225,000,000
Dividends and interest receivable	1,234,238
Receivable for fund shares sold	6,395,263
Prepaid expenses	3,252

Total assets	763,393,797

Liabilities:
Payable for expense recoupment (Note 2)	26,350
Dividends payable	376,853
Management and sub-advisory fees payable (Note 2)	52,239
Transfer agent fees payable (Note 2)	4,707
Custody and fund accounting fees payable	29,190
Professional fees payable	62,589
Registration fees payable	33,543
Trustee fees payable (Note 2)	675
Payable for prospectus and shareholder reports	8,453
Other liabilities	3,118

Total liabilities	597,717

Commitments and contingent liabilities (Note 2)

Net assets	$762,796,080

Analysis of net assets:
Paid-in-capital	$762,796,294
Total distributable earnings (deficits)	(214)

Net assets	$762,796,080

Shares outstanding at no par value (unlimited shares authorized)	762,804,946
Net assets	$762,796,080
Net asset value, offering and redemption price per share	$1.00

† Cost of investments in unaffiliated securities	$530,761,044
# Cost of repurchase agreements	$225,000,000

See accompanying notes

American Beacon U.S. Government Money Market Select FundSM

Statement of Operations

For the year ended December 31, 2023

Investment income:
Dividend income from unaffiliated securities	$2,342,483
Interest income	29,842,386

Total investment income	32,184,869

Expenses:
Management and sub-advisory fees (Note 2)	633,255
Transfer agent fees	27,886
Custody and fund accounting fees	85,797
Professional fees	124,258
Registration fees and expenses	2,713
Prospectus and shareholder report expenses	16,294
Trustee fees (Note 2)	36,841
Loan expense (Note 7)	2,530
Other expenses*	344,984

Total expenses	1,274,558

Net investment income	30,910,311

Realized gain:
Net realized gain from:
Investments in unaffiliated securities	3,252

Net gain from investments	3,252

Net increase in net assets resulting from operations	$30,913,563

* Of this amount, $310,250 represents Recouped Expenses from prior fiscal years.

See accompanying notes

American Beacon U.S. Government Money Market Select FundSM

Statement of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (decrease) in net assets:
Operations:
Net investment income	$30,910,311	$9,295,024
Net realized gain from investments in unaffiliated securities	3,252	2,252

Net increase in net assets resulting from operations	30,913,563	9,297,276

Distributions to shareholders:
Total retained earnings	(30,915,651)	(9,298,144)

Net distributions to shareholders	(30,915,651)	(9,298,144)

Capital share transactions (Note 8):
Proceeds from sales of shares	3,701,446,339	4,193,204,684
Reinvestment of dividends and distributions	26,513,412	8,609,813
Cost of shares redeemed	(3,526,750,355)	(4,417,666,172)

Net increase (decrease) in net assets from capital share transactions	201,209,396	(215,851,675)

Net increase (decrease) in net assets	201,207,308	(215,852,543)

Net assets:
Beginning of year	561,588,772	777,441,315

End of year	$762,796,080	$561,588,772

See accompanying notes

American Beacon U.S. Government Money Market Select FundSM

Notes to Financial Statements

December 31, 2023

1. Organization and Significant Accounting Policies

American Beacon Select Funds (the “Trust”) is organized as a Massachusetts business trust. The Fund, a series within the Trust, is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. As of December 31, 2023, the Trust consists of two active series, one of which is presented in this filing: American Beacon U.S. Government Money Market Select Fund (the “Fund”). The remaining active series is reported in a separate filing.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Manager is an indirect wholly-owned subsidiary of Resolute Topco, Inc. (“Topco”), which is owned primarily by various institutional investment funds that are managed by financial institutions and other investment advisory firms. No owner of Topco owns 25% or more of the outstanding equity or voting interests of Topco.

Effective December 29, 2023, the Manager underwent a change of control, which resulted in the termination of the Fund’s previous management agreement. The Board approved a new Management Agreement with the Manager that was effective on December 29, 2023. The new Management Agreement required approval by shareholders of the Fund, and a shareholder meeting was held for the Fund. Please see the sections titled Disclosure Regarding the Approval of New Management Agreement and Results of Shareholder Meeting for more information.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848); Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform. The guidance is applicable to contracts referencing London Inter-bank Offered Rate (“LIBOR”) or another reference rate that is expected to be discontinued due to reference rate reform. The ASU is effective as of March 12, 2020 and generally can be applied through December 31, 2022. In December 2022, the FASB issued ASU No. 2022-06 Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848 which updates and clarifies ASU No. 2020-04. The amendments in this ASU defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024. Management expects these ASUs will not have a material impact on the Fund’s financial statements.

In June 2022, the FASB issued ASU No. 2022-03, Fair Value Measurement (Topic 820); Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which provides clarifying guidance that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. Management has concluded that the ASU will not have a material impact on the Fund’s financial statements.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

American Beacon U.S. Government Money Market Select FundSM

Notes to Financial Statements

December 31, 2023

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Interest income for the Fund is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for amortization of premiums or accretion of discounts on investment grade short-term securities and zero coupon instruments. For financial and tax reporting purposes, realized gains and losses are determined based on specific lot identification.

Dividends to Shareholders

Dividends from net investment income and net short-term capital gain, if any, are accrued daily and paid monthly. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2. Transactions with Affiliates

Management Agreement

The Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide investment advisory, fund management, and administrative services to the Fund. As compensation for performing the duties under the Management Agreement, the Manager receives from the Fund an annualized fee of 0.10% of the Fund’s average daily net assets. Management fees paid by the Fund for the year ended December 31, 2023 were $633,255.

Expense Reimbursement Plan

The Manager voluntarily agreed to limit the expense ratio of the Fund in order to maintain a minimum yield for the Fund. During the year ended December 31, 2023, the Manager waived and/or reimbursed expenses as follows:

Fund	Reimbursed Expenses	(Recouped) Expenses		Expiration of Reimbursed Expenses
U.S. Government Money Market Select	$-	$(310,250	)*	2026

*	This amount represents Recouped Expenses from prior fiscal years and is reflected in Other expenses on the Statement of Operations.

American Beacon U.S. Government Money Market Select FundSM

Notes to Financial Statements

December 31, 2023

Of the above amount, $26,350 was disclosed as a Payable for expense recoupment on the Statement of Assets and Liabilities at December 31, 2023.

The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such contractual or voluntary fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Fund’s annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The Fund did not record a liability for potential contingent reimbursement due to the current assessment that reimbursements are uncertain. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
U.S. Government Money Market Select	$310,250	$272,396	$-	2024
U.S. Government Money Market Select	-	116,469	-	2025

Concentration of Ownership

From time to time, the Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of accounts that represent a significant ownership of more than 5% of the Fund’s outstanding shares could have a material impact on the Fund. As of December 31, 2023, 89% of the Fund’s outstanding shares were held by affiliated American Beacon Funds.

Trustee Fees and Expenses

As compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $140,000; (2) meeting attendance fee (for attendance in-person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit and Compliance Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Trust’s Board of Trustees (the “Board’) considers attendance at regular meetings held by video conference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives a single $2,500 fee each quarter for her attendance at the Audit and Compliance Committee and Investment Committee meetings. The chairpersons of the Audit and Compliance Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

3. Security Valuation and Fair Value Measurements

The Fund values its investments and computes the net asset value (“NAV”) per share at the close of the New York Stock Exchange (the “Exchange”), normally 4:00 p.m. Eastern Time, each day that the Exchange is open for business. In accordance with Rule 2a-7 under the Act, money market securities, with the exception of repurchase agreements, are valued at amortized cost, which approximates fair value; repurchase agreements are valued based on par, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are

American Beacon U.S. Government Money Market Select FundSM

Notes to Financial Statements

December 31, 2023

stated at fair value as determined in good faith by the Valuation Committee, established by the Board. In the event that a deviation of 1⁄2 of 1% or more exists between the $1.00 per share price of the Fund, calculated at amortized cost, and the price per share calculated by reference to market quotations, or if there is any other deviation that the Board believes would result in a material dilution to shareholders or purchasers, the Board will promptly consider the appropriate action that should be initiated.

Rule 2a-5 under the Investment Company Act (the “Valuation Rule”) establishes requirements for determining fair value in good faith for purposes of the Investment Company Act, including related oversight and reporting requirements. The Valuation Rule also defines when market quotations are “readily available,” which is the threshold for determining whether a Fund must fair value a security. Among other things, the Valuation Rule permits the Board to designate the Manager as “valuation designee” to perform the Fund’s fair value determinations subject to board oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Manager’s fair value determinations. Effective September 8, 2022, the Board has designated the Manager as valuation designee to perform fair value functions in accordance with the requirements of the Valuation Rule. Prior to September 8, 2022, fair value determinations were made pursuant to methodologies approved by the Board.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

With respect to the Fund’s investments that do not have readily available market quotations, the Board has designated the Adviser as its valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Act (the “Valuation Designee”). If market prices are not readily available or are deemed unreliable, the Valuation Designee will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by the Valuation Designee may cause the NAV of the Fund’s shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

American Beacon U.S. Government Money Market Select FundSM

Notes to Financial Statements

December 31, 2023

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

4. Securities and Other Investments

Other Government Money Market Fund Securities

The Fund, at times, may invest in shares of other government money market funds. Investments in the securities of other government money market funds may involve duplication of advisory fees and certain other expenses. By investing in another government money market fund, the Fund becomes a shareholder of that government money market fund. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other government money market fund, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investment in other government money market funds may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation.

Repurchase Agreements

A repurchase agreement is an agreement between the Fund as purchaser and an approved counterparty as seller. The agreement is backed by collateral in the form of securities and/or cash transferred by the seller to the buyer, sometimes to be held by an eligible third-party custodian. Under the agreement, the Fund acquires securities from the seller and the seller simultaneously commits to repurchase the securities at an agreed upon price and date, normally within a week or on demand. The price for the seller to repurchase the securities is greater than the Fund’s purchase price, reflecting an agreed upon rate that is the equivalent of interest. During the term of the repurchase agreement, the Fund monitors on a daily basis the market value of the collateral subject to the agreement and, if the market value of the securities falls below the seller’s repurchase amount provided under the repurchase agreement, the seller is required to transfer additional securities or cash collateral equal to the amount by which the market value of the securities falls below the repurchase amount. Because a repurchase agreement permits the Fund to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Fund to earn income while retaining flexibility in pursuit of longer-term investments. Repurchase agreements may exhibit the economic characteristics of loans by the Fund.

The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying securities, whether because of the seller’s bankruptcy or otherwise. In such event, the Fund would attempt to exercise its rights with respect to the underlying collateral, including possible sale of the securities. The Fund may incur various expenses in connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying collateral, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Fund’s rights. The Board has established procedures pursuant to which the Manager monitors the creditworthiness of the counterparties with which the Fund enters into repurchase agreement transactions.

The Fund may enter into repurchase agreements with member banks of the Federal Reserve System or registered broker-dealers who, in the opinion of the Manager, present a minimal risk of default during the term of the agreement. The underlying securities which serve as collateral for repurchase agreements may include fixed

American Beacon U.S. Government Money Market Select FundSM

Notes to Financial Statements

December 31, 2023

income and equity securities such as U.S. Government and agency securities, municipal obligations, corporate obligations, asset-backed securities, mortgage-backed securities, common and preferred stock, depositary receipts, ETFs, corporate obligations and convertible securities.

Repurchase agreements that are collateralized fully may be deemed to be an acquisition of the underlying collateral (i.e. cash and/or Government Securities) and thus allow the Fund to have exposure to the seller that exceeds the typical issuer limit under Rule 2a-7.

As of December 31, 2023, the Fund had investments in repurchase agreements with a gross value of $225,000,000 as disclosed in the Schedule of Investments and the Statement of Assets and Liabilities.

U.S. Government Agency Securities

U.S. Government agency securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. U.S. Government securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank (“FHLB”) obligations, Federal Farm Credit Bank (“FFCB”) obligations, U.S. Government agency obligations and repurchase agreements secured thereby. U.S. Government agency securities are subject to credit risk and interest rate risk.

U.S. Treasury Obligations

U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations (known as “STRIPS”) and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates and credit ratings. The principal and interest components of selected securities are traded independently under the STRIPS program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

Variable or Floating Rate Obligations

The interest rates payable on certain fixed-income securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

The terms of the variable or floating rate demand instruments that the Fund may purchase provide that interest rates are adjustable at intervals ranging from daily up to 397 calendar days, and the adjustments are based upon current market levels, the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Some of these instruments are payable on demand on a daily basis or on not more than seven days’ notice. Others, such as instruments with quarterly or semi-annual interest rate adjustments, may be put back to the issuer on designated days, usually on not more than thirty days’ notice. Still others are automatically called by the issuer unless the Fund instructs otherwise.

American Beacon U.S. Government Money Market Select FundSM

Notes to Financial Statements

December 31, 2023

The Fund may consider the maturity of a long-term variable or floating rate demand instrument to be shorter than its ultimate stated maturity under specified conditions. The acquisition of variable or floating rate demand notes for the Fund must also meet the requirements of rules issued by the U.S. Securities and Exchange Commission (“SEC”) applicable to the use of the amortized cost method of securities valuation, specifically Rule 2a-7 under the Act. The Fund will also consider the liquidity of the market for variable and floating rate instruments, and in the event that such instruments are illiquid, the Fund’s investments in such instruments will be subject to the limitation on illiquid investments.

Pursuant to Rule 2a-7 under the Act, variable or floating rate obligations may be deemed to have maturities shorter than their stated maturities as follows:

(1) An obligation that is issued or guaranteed by the U.S. Government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 397 days will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate. A U.S. Government security that is a floating rate security shall be deemed to have a remaining maturity of one day.

(2) A variable rate obligation, the principal amount of which must unconditionally be paid in 397 days or less, will be deemed by the Fund to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

(3) A floating rate obligation, the principal amount of which must unconditionally be paid in 397 days or less, will be deemed by the Fund to have a maturity of one day, except for purposes of determining the Fund’s weighted average life, in which case it shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

(4) A variable rate obligation that is subject to a demand feature will be deemed by the Fund to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

(5) A floating rate obligation that is subject to a demand feature will be deemed by the Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand. As used above, an obligation is “subject to a demand feature” when the Fund is entitled to receive the approximate amortized cost of the security plus accrued interest, if any, at the later of the time of exercise or the settlement of the transaction, paid within 397 calendar days of exercise.

5. Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Credit Risk

The value of a security held by the Fund may decline if the security’s credit quality, or that of the security’s issuer or provider of credit support is downgraded or their credit quality otherwise falls. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price and make it difficult for the Fund to sell it. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. As with any money market fund, there is the risk that the issuers or guarantors of securities owned by the Fund, including securities issued by U.S. Government agencies, which are not backed by the full faith and credit of the U.S. Government, will default on the payment of principal or interest or the obligation to repurchase securities from the Fund. This could cause the Fund’s NAV to decline below $1.00 per share.

American Beacon U.S. Government Money Market Select FundSM

Notes to Financial Statements

December 31, 2023

Interest Rate Risk

There is a risk that a decline in short-term interest rates would lower the Fund’s yield and the return on your investment, which may have an adverse effect on the Fund’s ability to provide a positive yield to its shareholders. Changes in interest rates also may change the resale value of the instruments held in the Fund’s portfolio. Generally, the value of investments with interest rate risk will move in the opposite direction to movements in interest rates. When interest rates go up, the market values of previously issued money market instruments generally decline and may have an adverse effect on the Fund’s ability to maintain a stable $1.00 share price. As of the date of this report, interest rates are historically low. In the future, interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the Fund.

Liquidity Risk

The Fund is susceptible to the risk that certain investments held by the Fund may become less liquid in response to market developments or adverse credit events that may affect issuers or guarantors of a security. An inability to sell a portfolio position at favorable times or prices can adversely affect the Fund’s ability to maintain a $1.00 share price. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund. In addition, the Fund may experience difficulty satisfying redemption requests within the time periods stated in the “Redemption Policies” section of this Prospectus because of unusual market conditions, an unusually high volume of redemption requests or other reasons.

Market Risk

In recent periods, fixed income instruments have experienced unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, risks associated with the United Kingdom’s vote to leave the European Union, the risk of a “trade war” between the United States and China, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. The severity or duration of adverse economic conditions may also be affected by policy changes made. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasigovernmental organizations. In addition, political and governmental events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase, whether brought about by U.S. policy makers or by dislocations in world markets. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.

Mortgage-Related Securities Risk

Mortgage-related and asset-backed securities are subject to market risks for fixed-income securities, which include, but are not limited to: credit risk, interest rate risk, prepayment risk and extension risk. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of difficult or frozen credit markets, significant changes in interest rates, or

American Beacon U.S. Government Money Market Select FundSM

Notes to Financial Statements

December 31, 2023

deteriorating economic conditions, mortgage-related securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. Gains and losses associated with prepayments will increase/decrease the income available for distributions by the Fund and the Fund’s yield. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. Moreover, declines in the credit quality of the issuers of mortgage-related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund. Additionally, certain mortgage-related securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages.

Net Asset Value Risk

There is no assurance that the Fund will meet its investment objective of maintaining a stable price of $1.00 per share on a continuous basis. Furthermore, there can be no assurance that the Fund’s affiliates will purchase distressed assets from the Fund, make capital infusions, enter into capital support agreements or take other actions to ensure that the Fund maintains a NAV of $1.00 per share.

Other Investment Companies Risk

The Fund may invest in shares of other government money market funds. To the extent that the Fund invest in shares of other government money market funds, the Fund will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those Funds.

Recent Market Events Risk

Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in the Fund may be increased.

Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. It is difficult to accurately predict the pace at which interest rates may continue to increase, the timing, frequency or magnitude of any such increases, or when such increases might stop. Additionally, various economic and political factors could cause the Federal Reserve or another foreign central bank to change their approach in the future and such actions may result in an economic slowdown in the U.S. and abroad. Unexpected increases in interest rates could lead to market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets. Additionally, high public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty.

In March 2023, the shutdown of certain financial institutions in the U.S. and questions regarding the viability of other financial institutions raised economic concerns over disruption in the U.S. and global banking systems. There can be no certainty that the actions taken by the U.S. or foreign governments will be effective in mitigating

American Beacon U.S. Government Money Market Select FundSM

Notes to Financial Statements

December 31, 2023

the effects of financial institution failures on the economy and restoring public confidence in the U.S. and global banking systems.

Some countries, including the U.S., have in recent years adopted more protectionist trade policies. Slowing global economic growth; risks associated with a trade agreement between the United Kingdom and the European Union; the risks associated with ongoing trade negotiations with China; and the possibility of changes to some international trade agreements; political or economic dysfunction within some nations, including major producers of oil; and dramatic changes in commodity and currency prices could have adverse effects that cannot be foreseen at the present time.

Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities in the Middle East and between Russia and Ukraine, and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.

Regulators in the U.S. have proposed and recently adopted a number of changes to regulations involving the markets and issuers, some of which apply to the Fund. The full effect of various newly-adopted regulations is not currently known. Additionally, it is not clear whether the proposed regulations will be adopted. However, due to the broad scope of the new and proposed regulations, certain changes could limit the Fund’s ability to pursue its investment strategies or make certain investments, or may make it more costly for the Fund to operate, which may impact performance.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Redemption Risk

The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Repurchase Agreement Risk

The obligations of a counterparty to a repurchase agreement are not guaranteed. The Fund permits various forms of securities as collateral whose values fluctuate and are issued or guaranteed by the U.S. Government. There are risks that a counterparty may default at a time when the collateral has declined in value, or a counterparty may become insolvent, which may affect the Fund’s right to control the collateral. Repurchase agreements are subject to credit risk.

U.S. Government Securities and Government-Sponsored Enterprises Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Securities held by the Fund that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (‘‘Fannie Mae’’), Federal Home Loan Mortgage Corporation (‘‘Freddie Mac’’), FHLB, and the FFCB, are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government, and no assurance can be given that the U.S. government will provide financial support if these organizations do not have the funds to meet future payment obligations. U.S.

American Beacon U.S. Government Money Market Select FundSM

Notes to Financial Statements

December 31, 2023

government securities and securities of government-sponsored entities are also subject to credit risk, interest rate risk and market risk. The rising U.S. national debt may lead to adverse impacts on the value of U.S. government securities due to potentially higher costs for the U.S. government to obtain new financing.

Variable and Floating Rate Securities Risk

The coupons on variable and floating-rate securities are not fixed and may fluctuate based upon changes in market rates. A variable rate security has a coupon that is adjusted at pre-designated periods in response to changes in the market rate of interest on which the interest rate is based. The coupon on a floating rate security is generally based on an interest rate, such as a money-market index, Secured Overnight Financing Rate (“SOFR”), LIBOR or a Treasury bill rate. Variable and floating rate securities are subject to interest rate risk and credit risk. As short-term interest rates decline, the coupons on variable and floating-rate securities typically decrease. Alternatively, during periods of rising short-term interest rates, the coupons on variable and floating-rate securities typically increase. Changes in the coupons of variable and floating-rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of variable and floating-rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Conversely, variable and floating rate securities will not generally increase in value if interest rates decline. Certain types of variable and floating rate instruments may be subject to greater liquidity risk than other debt securities.

Yield and Securities Selection Risk

The yield paid by the Fund will vary and may be affected by the Manager’s decisions regarding the Fund’s dollar-weighted average maturity (“WAM”) and dollar-weighted average life (“WAL”). If the Manager sets the Fund’s maturity target in a manner that does not correlate with the movement of interest rate trends it could have an adverse effect on the Fund’s yield. Income from the Fund may be at rates less than inflation.

Offsetting Assets and Liabilities

The Fund is party to Master Repurchase Agreements (“Master Repo Agreements”) that govern transactions between the Fund and selected counterparties. The Master Repo Agreements contain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements. The Fund has elected not to offset qualifying financial instruments on the Statement of Assets and Liabilities, as such financial instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Repo Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, December 31, 2023.

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amount of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments(1)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount
Bank of America NA	$100,000,000	$(100,000,000)	$-	$-	$-
Credit Agricole CIB	100,000,000	(100,000,000)	-	-	-
Societe Generale SA	25,000,000	(25,000,000)	-	-	-

	$225,000,000	$(225,000,000)	$-	$-	$-

(1) Excess of collateral received from the individual counterparty is not shown for financial reporting purposes. Collateral with a value of $231,515,184 has been received in connection with these transactions.

American Beacon U.S. Government Money Market Select FundSM

Notes to Financial Statements

December 31, 2023

6. Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2023 remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows:

	Year Ended December 31, 2023	Year Ended December 31, 2022
Distributions paid from:
Ordinary income*	$30,914,324	$9,298,144
Long-term capital gains	1,327	-

Total distributions paid	$30,915,651	$9,298,144

* For tax purposes, short-term gains are considered ordinary income distributions.

As of December 31, 2023, the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
U.S. Government Money Market Select	$755,761,044	$-	$-	$-

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
U.S. Government Money Market Select	$-	$-	$-	$-	$(214)	$(214)

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to dividends payable.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from distributions in excess of current earnings as of December 31, 2023:

Fund	Paid-In-Capital	Distributable Earnings/(Deficits)
U.S. Government Money Market Select	$(2,088)	$2,088

American Beacon U.S. Government Money Market Select FundSM

Notes to Financial Statements

December 31, 2023

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at December 31, its fiscal year end. Capital loss carryforwards retain their character as short-term and/or long-term and may be carried forward and applied against future realized capital gains with no expiration date.

As of December 31, 2023, the Fund did not have any capital loss carryforwards.

7. Borrowing Arrangements

Effective November 10, 2023 (the “Effective Date”), the Fund, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $100 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed. Each of the Participating Funds paid a proportional amount of a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 8, 2024, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement. Prior to the Effective Date, the maximum borrowing amount under the Committed Line was $100 million with an expiration date November 9, 2023.

On the Effective Date, the Fund, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $100 million with interest at a rate equal to the higher of (a) OBFR daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed on each outstanding loan. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 8, 2024, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement. Prior to the Effective Date, the maximum borrowing amount under the Uncommitted Line was $100 million with an expiration date November 9, 2023.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Loan expense” on the Statement of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended December 31, 2023, the Fund did not utilize these facilities.

8. Capital Share Transactions

The table below summarizes the activity in capital shares for the Fund Shares:

	Year Ended December 31,
	2023		2022
U.S. Government Money Market Select Fund	Shares	Amount	Shares	Amount
Shares sold	3,701,449,387	$3,701,446,339	4,193,205,493	$4,193,204,684
Reinvestment of dividends	26,513,412	26,513,412	8,609,813	8,609,813
Shares redeemed	(3,526,750,355)	(3,526,750,355)	(4,417,666,172)	(4,417,666,172)

Net increase (decrease) in shares outstanding	201,212,444	$201,209,396	(215,850,866)	$(215,851,675)

9. Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

American Beacon U.S. Government Money Market Select FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Year Ended December 31, 2023		Year Ended December 31, 2022		Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:
Net investment income	0.05		0.01		0.00	A	0.00	A	0.02
Net gains on investments (both realized and unrealized)	0.00	A	0.00	A	0.00	A	0.00	A	0.00	A

Total income from investment operations	0.05		0.01		0.00		0.00		0.02

Less distributions:
Dividends from net investment income	(0.05)		(0.01)		(0.00	)A	(0.00	)A	(0.02)
Distributions from net realized gains	-		-		(0.00	)A	-		(0.00	)A

Total distributions	(0.05)		(0.01)		(0.00)		-		(0.02)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total returnB	5.00%		1.48%		0.01%		0.39%		2.13%

Ratios and supplemental data:
Net assets, end of period	$762,796,080		$561,588,772		$777,441,315		$860,693,357		$799,957,960
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.20%		0.16%		0.14%		0.14%		0.13%
Expenses, net of reimbursements and/or recoupments	0.20%		0.14%		0.06%		0.14%		0.13%
Net investment income (loss), before expense reimbursements and/or recoupments	4.89%		1.32%		(0.07)%		0.40%		2.13%
Net investment income, net of reimbursements and/or recoupments	4.89%		1.34%		0.01%		0.40%		2.13%

A	Amount represents less than $0.01 per share.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

American Beacon U.S. Government Money Market Select FundSM

Federal Tax Information

December 31, 2023 (Unaudited)

Certain tax information regarding the Fund are required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended December 31, 2023. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2023.

The Fund designated the following items with regard to distributions paid during the fiscal year ended December 31, 2023. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Long-Term Capital Gain Distributions:

U.S. Government Money Market Select Fund	$1,327

Short-Term Capital Gain Distributions:

U.S. Government Money Market Select Fund	$0

Of the ordinary dividends paid to the shareholders of the Fund during the tax year ended December 31, 2023, 3.11% were derived from U.S. Treasury Obligations.

Shareholders received notification in January 2024 of the applicable tax information necessary to prepare their 2023 income tax returns.

Disclosure Regarding the Approval of New Management Agreement (Unaudited)

On December 29, 2023, Resolute Investment Managers, Inc. (“RIM”), the parent company of American Beacon Advisors, Inc. (“Manager”), and certain of its affiliates (collectively, “Resolute”), and their equity owners completed a transaction (“Transaction”) with certain creditors of RIM to strengthen Resolute’s capital structure (the “Closing”). In connection with the Closing, (i) Resolute Investment Holdings, LLC (“RIH”), Resolute Topco, Inc. (“Topco”), which was a wholly-owned subsidiary of RIH prior to the Closing, RIM, and certain of their affiliates, and (ii) the prior owners of approximately 93% of RIH, entered into an exchange agreement with certain creditors of RIM (the “New Ownership Group”) pursuant to which, among other things, new equity interests in Topco were issued to members of the New Ownership Group and the then-existing equity interests in RIH were retired and canceled.

Upon the Closing, the Manager became wholly owned indirectly by the New Ownership Group. This change in control was deemed to be an “assignment” under the Investment Company Act of 1940 Act, as amended (“1940 Act”), of the existing management agreement (“Prior Management Agreement”) between the Manager and American Beacon Select Funds (“Trust”) with respect to the American Beacon U.S. Government Money Market Select Fund (“Fund”). As required by the 1940 Act, the Prior Management Agreement provided for its automatic termination in the event of an assignment, and, therefore, terminated upon the Closing.

The Board of Trustees (“Trustees” or “Board”) of the Trust met by videoconference on July 7, 2023, and in-person on July 12, 2023 (“July Meetings”), to discuss the Transaction and consider the effect that the Transaction would have on the Fund. In addition, the Board received various information from the Manager regarding the intended purposes and framework of the Transaction at its meetings in-person on February 28–March 1, 2023 (“March Meeting”) and June 6–7, 2023, and by videoconference on May 16, 2023 (“May-June Meetings”). Following the March Meeting, the Board designated an ad hoc special committee (“Committee”) to meet with representatives of the Manager and receive updates on the negotiations and, as appropriate, to provide input with respect to the process. Throughout this process, the Board and the Committee were advised by independent legal counsel and received guidance concerning, among other matters, the Trustees’ responsibilities in connection with their consideration with respect to the Fund of a new Management Agreement (“New Management Agreement”). The Trustees were advised that the New Management Agreement would replace the Prior Management Agreement upon the assignment and termination of the Prior Management Agreement upon the Closing.

In advance of the July Meetings, the Board requested and received detailed information from the Manager regarding the Transaction. In connection with the Transaction, the Board reviewed materials furnished by the Manager, which had been reviewed, as applicable, by representatives of the New Ownership Group, and met with senior representatives of the Manager. The Board also reviewed the material terms of the Transaction and considered its possible effects on the Fund and its shareholders. During these meetings, representatives of the Manager indicated their belief that the Transaction would not adversely affect the continued operation of the Fund or the capabilities of the key personnel of the Manager who currently manage the Fund to continue to provide services to the Fund at the current levels.

In evaluating the New Management Agreement, the Trustees considered that they generally have been satisfied with the nature and quality of the services provided to the Fund by the Manager, including investment advisory and administrative services, and that the Fund would be best served by an arrangement that appeared likely to maintain the continuity and stability of these services. Accordingly, the Board considered information communicated by the Manager regarding the anticipated benefits of the substantially strengthened capital structure of Resolute that would result from the Transaction, and the related positive anticipated impact on the Manager’s resources available for future staffing, compensation, and staff retention. The Manager’s representatives also indicated that they believe that the Transaction best facilitates continuity of management and view such continuity as beneficial to the long-term success of the Fund, but noted that there could be no assurance of any particular benefits that may result.

In connection with the Board’s determination to approve the New Management Agreement, the Trustees considered, among other information, the following factors as they relate to the Transaction:

•

The manner in which the Fund’s assets are managed will not change as a result of the Transaction, and the same people who currently manage the Fund’s assets are expected to continue to do so after the Transaction;

Disclosure Regarding the Approval of New Management Agreement (Unaudited)

•	The fee rates payable by the Fund under the New Management Agreement are the same as the fee rates payable under the Prior Management Agreement;

•	The New Management Agreement is identical in all material respects to the Prior Management Agreement;

•	The Manager would provide the same services to the Fund pursuant to the New Management Agreement as it had been providing under the Prior Management Agreement;

•

The Manager’s personnel who will provide management services to the Fund are not expected to change and the commitment of the New Ownership Group to retain key personnel currently employed by the Manager who currently provide services to the Fund;

•

Resolute’s substantially strengthened capital structure following the Closing, which the Manager represented would enable Resolute to continue to provide the Manager with the financial resources necessary to continue to operate and grow the Fund;

•

The anticipated governance structure to be employed in the management of RIM and that following the Transaction the Manager is expected to maintain continuity of management, a similar degree of operational autonomy and its current culture of compliance;

•	The various measures in place and/or prepared to be employed to address any potential impact of the Transaction on the Manager’s business, including its day-to-day operations;

•	The anticipated absence of any adverse impact of the Transaction on the Fund’s key service providers;

•

The alignment of the strategic business objectives of the New Ownership Group with regard to its investment in the Manager and the Manager’s activities with respect to the Trust, which objectives are consistent with the Manager’s current objectives;

•

Fund shareholders will not bear any costs in connection with the Transaction, inasmuch as the Manager and, indirectly, the New Ownership Group will bear the costs, fees and expenses incurred by the Fund in connection with the Transaction, including the proxy statement, the fees and expenses of accountants and attorneys relating to the Transaction, and the fees and expenses of the Board and the Committee for meetings held in connection with the Transaction;

•

The Fund may realize benefits as a result of the Transaction, including that the Transaction is expected to maintain continuity of management of the Fund and may reduce the potential vulnerability to a future change in control of the Manager that could be adverse to the Fund’s interests and affect the retention of key employees providing services to the Fund;

•

The Manager’s representation that there had been no material changes or developments relating to the Manager since the May-June Meetings, other than the changes or developments subsequently reported to the Board; and

•	The Trustees had requested and evaluated information relevant to the renewal of the Prior Management Agreement at their May-June Meetings.

In light of the proximity of the Board’s consideration of the renewal of the Prior Management Agreement at the May-June Meetings, the Trustees determined that it was not necessary to repeat certain aspects of the review conducted in connection with the approvals made the prior month. Based on the process undertaken and the considerations weighed by the Board with respect to the renewal of the Prior Management Agreement, and the Board’s due diligence review in connection with the Transaction during the July Meetings, the Board approved the New Management Agreement at the July 12, 2023 meeting, and recommended that the Fund shareholders also approve the New Management Agreement. The factors considered by the Board in connection with the approval of the Prior Management Agreement are described in the section of the Fund’s Semi-Annual Report dated June 30, 2023 titled “Disclosure Regarding Approvals of the Management and Investment Advisory Agreement.”

American Beacon FundSM

Results of Shareholder Meeting (Unaudited)

A special meeting of shareholders of each of the portfolios of the American Beacon Select Funds (the “Trust”) was held on October 27, 2023. The shareholders of the American Beacon U.S. Government Money Market Select Fund (the “Fund”), a portfolio of the Trust, approved a new Management Agreement between American Beacon Advisors, Inc. (“American Beacon”) and the Trust, with respect to the Fund, that became effective December 29, 2023 following the change in control of American Beacon. Approval of this proposal required a majority of the outstanding voting securities of the Fund.

The following are the result of the shareholder votes for this proposal:

Fund	For	Against	Abstain	Non-Voting
American Beacon U.S. Government Money Market Select Fund	557,037,341.85	-	-	23,933,964.04

Trustees and Officers of the American Beacon Select FundsSM (Unaudited)

The Trustees and officers of the American Beacon Select Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Trustee oversees twenty-eight funds in the fund complex that includes the Trust, the American Beacon Select Funds, and the American Beacon Institutional Funds Trust. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Eugene J. Duffy (1954)**	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial Administrative Corporation (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-2016); Trustee, American Beacon Funds (2008-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (1969)	Trustee since 2015	Chief Financial Officer (2022-Present), The Conrad Prebys Foundation; President, SJVIIF, LLC, Impact Investment Fund (2018-2022); Director, Kura MD, Inc. (local telehealth organization) (2015-2017); Senior Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-2022); Senior Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-2022); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Valley Healthcare Staffing (2017–2018); Trustee, American Beacon Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Joseph B. Armes (1962)	Trustee since 2015	Director, Switchback Energy Acquisition (2019-2021); Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-2018); Trustee, American Beacon Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Gerard J. Arpey (1958)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Director, The Home Depot, Inc. (2015-Present); Trustee, American Beacon Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Trustees and Officers of the American Beacon Select FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Brenda A. Cline (1960)	Trustee since 2004 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End and Open-End Funds (2017-2021);Chair, (2019-Present), Vice Chair (2018), Trustee (2004-Present), American Beacon Funds; Chair (2019-Present), Vice Chair (2018), Trustee (2017-Present), American Beacon Institutional Funds Trust; Chair (2019-2021), Vice Chair (2018), Trustee (2018-2021), American Beacon Sound Point Enhanced Income Fund (2018–2021); Chair (2019-2021), Vice Chair (2018), Trustee (2018-2021), American Beacon Apollo Total Return Fund (2018–2021).

Claudia A. Holz (1957)	Trustee since 2018	Independent Director, Blue Owl Capital, Inc. (2021-Present); Partner, KPMG LLP (1990–2017); Trustee, American Beacon Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Douglas A. Lindgren (1961)	Trustee since 2018	Director, JLL Income Property Trust (2022-Present); CEO North America, Carne Global Financial Services (2016-2017); Consultant, Carne Financial Services (2017-2019); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Barbara J. McKenna, CFA (1963)	Trustee since 2012	President/Managing Principal, Longfellow Investment Management Company (2005-Present, President since 2009); Member, External Diversity Council of the Federal Reserve Bank of Boston (2021-Present); Member, Federal Reserve Bank of Boston CEO Roundtable (2021-Present); Board Advisor, United States Tennis Association (2021-Present); Trustee, American Beacon Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Trustees and Officers of the American Beacon Select FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term
One Year

Jeffrey K. Ringdahl (1975)	President since 2022 Vice President (2010-2022)	Director (2015-Present), President (2018-Present), Chief Executive Officer (2022-Present), Chief Operating Officer (2010-2022), Senior Vice President (2013-2018), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President (2018-Present), Chief Executive Officer (2022-Present); Chief Operating Officer (2018-2022), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director (2017-Present), President & Chief Executive Officer (2022-Present), Executive Vice President (2017-2022), Resolute Investment Distributors, Inc.; Director (2017-Present), President (2018-Present), Chief Executive Officer (2022-Present), Chief Operating Officer (2018-2022), Resolute Investment Services, Inc.; President (2022-Present), Senior Vice President (2017-2022), Manager (2015-Present), American Private Equity Management, L.L.C.; Trustee, American Beacon NextShares Trust (2015-2020); Director, Executive Vice President & Chief Operating Officer, Alpha Quant Advisors, LLC (2016-2020); Director, Shapiro Capital Management, LLC (2017-Present); Director and Executive Vice President, Continuous Capital, LLC (2018-2022); Director, RSW Investments Holdings LLC (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); Director, National Investment Services of America, LLC (2019-Present); Director (2014-Present), President (2022-Present), Vice President (2014-2022), American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director (2018-Present), President (2022-Present), (Vice President (2018-2022), American Beacon Cayman TargetRisk Company, Ltd.; President (2022-Present); Vice President (2010-2022), Director and President, American Beacon Cayman Multi-Alternatives Company, Ltd.; (2023-Present); Director and President, American Beacon Cayman Trend Company, Ltd. (2023-Present); American Beacon Funds; President (2022-Present), Vice President (2017-2022), American Beacon Institutional Funds Trust; Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Trustees and Officers of the American Beacon Select FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Rosemary K. Behan (1959)	VP, Secretary and Chief Legal Officer since 2006	Senior Vice President (2021-Present), Vice President (2006-2021), Secretary and General Counsel (2006-Present), American Beacon Advisors, Inc.; Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015–Present); Senior Vice President (2021-Present), Vice President (2015-2021), Secretary and General Counsel (2015-Present), Resolute Investment Managers, Inc.; Secretary, Resolute Investment Distributors, Inc. (2017-Present); Senior Vice President (2021-Present), Vice President (2017-2021), Secretary and General Counsel (2017-Present), Resolute Investment Services, Inc.; Secretary, American Private Equity Management, L.L.C. (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-2020); Vice President and Secretary, Continuous Capital, LLC (2018-2022); Secretary, Green Harvest Asset Management (2019-2021); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Secretary, American Beacon Cayman Multi-Alternatives Company, Ltd. (2023-Present); Secretary, American Beacon Cayman Trend Company, Ltd. (2023-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Legal Officer, Vice President and Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Gregory J. Stumm (1981)	VP since 2022	Senior Vice President, American Beacon Advisors, Inc. (2022-Present); Senior Vice President, Resolute Investment Managers, Inc. (2022-Present); Director and Senior Vice President, Resolute Investment Distributors, Inc. (2022-Present); Senior Vice President, Resolute Investment Services, Inc. (2022-Present); Vice President, American Beacon Funds (2022-Present); Vice President, American Beacon Institutional Funds Trust (2022-Present).

Paul B. Cavazos (1969)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); American Private Equity Management, L.L.C. (2017–Present); Vice President, American Beacon Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Erica Duncan (1970)	VP since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Trustees and Officers of the American Beacon Select FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Melinda G. Heika (1961)	VP since 2021	Senior Vice President (2021-Present), Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Senior Vice President (2021-Present), Treasurer and CFO (2017-Present), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present); Treasurer and CFO (2017-Present), Resolute Investment Services, Inc.; Treasurer, American Private Equity Management, L.L.C. (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-2020); Treasurer and CFO, Continuous Capital, LLC (2018-2022); Director (2014-Present), Vice President (2022-Present) and Treasurer (2014-2022), American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director and Vice President (2022-Present), and Treasurer(2018-2022), American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Director and Vice President, American Beacon Cayman Multi-Alternatives Company, Ltd. (2023-Present); Director and Vice President, American Beacon Cayman Trend Company, Ltd. (2023-Present) Principal Accounting Officer and Treasurer (2010-2021); American Beacon Funds; Vice President (2021-Present), Principal Accounting Officer (2017-2021) and Treasurer (2010-2021), American Beacon Funds; Vice President (2021–Present), Principal Accounting Officer and Treasurer (2017-2021), American Beacon Institutional Funds Trust; Vice President (2021), Principal Accounting Officer and Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Vice President (2021), Principal Accounting Officer and Treasurer, American Beacon Apollo Total Return Fund (2018-2021).

Terri L. McKinney (1963)	VP since 2010	Senior Vice President (2021-Present), Vice President (2009-2021), American Beacon Advisors, Inc.; Senior Vice President (2021–Present); Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2018-2021), Resolute Investment Services, Inc; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-2022); Vice President, American Beacon Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Samuel J. Silver (1963)	VP since 2011	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc.; Vice President, American Beacon Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Trustees and Officers of the American Beacon Select FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Christina E. Sears (1971)	Chief Compliance Officer since 2004	Chief Compliance Officer (2004-Present), Vice President (2019-Present); American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, L.L.C. (2012-Present); Chief Compliance Officer, Green Harvest Asset Management, LLC (2019-2021); Chief Compliance Officer, RSW Investments Holdings, LLC (2019-Present); Chief Compliance Officer (2016-2019) and Vice President (2016-2020), Alpha Quant Advisors, LLC ; Chief Compliance Officer (2018-2019), Vice President (2018-2022), Continuous Capital, LLC; Assistant Secretary, American Beacon Funds (1999-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Funds; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Sonia L. Bates (1956)	Principal Accounting Officer and Treasurer since 2021	Assistant Treasurer, American Beacon Advisors, Inc. (2023-Present); Vice President, Fund and Tax Reporting (2023-Present), Director, Fund and Tax Reporting (2011-2023), Resolute Investment Services, Inc.; Assistant Treasurer, American Private Equity Management, L.L.C. (2012-Present); Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Treasurer (2022-Present), Assistant Treasurer (2018-2022), American Beacon Cayman TargetRisk Company, Ltd.; Treasurer, American Beacon Cayman Multi-Alternatives Company, Ltd. (2023-Present); Treasurer, American Beacon Cayman Trend Company, Ltd. (2023-Present); Assistant Treasurer, American Beacon Funds (2011-2021); Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2011-2021), American Beacon Funds; Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2017-2021), American Beacon Institutional Funds Trust; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Apollo Total Return Fund.

Shelley L. Dyson (1969)	Assistant Treasurer since 2021	Fund Tax Manager (2020-Present), Manager, Tax (2014-2020), Resolute Investment Services, Inc.; Assistant Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2022-Present); Assistant Treasurer, American Beacon Cayman Multi-Alternatives Company, Ltd. (2023-Present); Assistant Treasurer, American Beacon Cayman Trend Company, Ltd. (2023-Present); Assistant Treasurer, American Beacon Funds (2021-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2021-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Treasurer, American Beacon Apollo Total Return Fund (2021).

Trustees and Officers of the American Beacon Select FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Shelley D. Abrahams (1974)	Assistant Secretary since 2008	Corporate Governance Manager (2023-Present), Senior Corporate Governance & Regulatory Specialist (2020-2023), Corporate Governance & Regulatory Specialist (2017-2020), Resolute Investment Services, Inc.; Assistant Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Assistant Secretary, American Beacon Cayman TargetRisk Company, Ltd. (2022-Present); Assistant Secretary, American Beacon Cayman Multi-Alternatives Company, Ltd. (2023-Present); Assistant Secretary, American Beacon Cayman Trend Company, Ltd. (2023-Present); Assistant Secretary, American Beacon Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Rebecca L. Harris (1966)	Vice President since 2022	Senior Vice President (2021-Present), Vice President (2011-2021), American Beacon Advisors, Inc.; Senior Vice President (2021-Present), Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2015-Present), Resolute Investment Services; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President (2018-Present), Director (2022) Continuous Capital, LLC; Director, National Investment Services of American, LLC (2022-Present); Director, RSW Investments Holdings LLC (2022-Present); Director Shapiro Capital Management LLC (2022-Present); Director, SSI Investment Management LLC (2022-Present); Assistant Secretary, American Beacon Funds (2010-2022); Vice President (2022-Present), Assistant Secretary (2010-2022), American Beacon Select Funds; Vice President (2022-Present), Assistant Secretary (2017-2022), American Beacon Institutional Funds Trust; Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Teresa A. Oxford (1958)	Assistant Secretary since 2015	Assistant Secretary and Associate General Counsel, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-2021); Assistant Secretary and Associate General Counsel, Resolute Investment Managers, Inc. (2017-Present); Assistant Secretary and Associate General Counsel, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-2020); Assistant Secretary, Continuous Capital, LLC (2020-2022); Assistant Secretary, American Beacon Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

*As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Duffy is being deemed to be an “interested person” of the Trust, as defined by the Investment Company Act of 1940, as amended, by virtue of his position with Mesirow Financial, Inc., a broker-dealer.

American Beacon Select FundsSM

Privacy Policy

December 31, 2023 (Unaudited)

The American Beacon Select Funds recognize and respect the privacy of our shareholders. We are providing this notice to you, so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

Delivery of Documents

Shareholder reports are available online at www.americanbeaconfunds.com/reports. Please be advised that reports are no longer sent by mail. Instead, the reports are made available online, and you will be notified by mail each time a report is posted online. You will be provided with a website link to access the report. You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies by calling 1-866-345-5954, or you may directly inform your financial intermediary. Detailed instructions are also included in your report notifications.

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Select Funds P.O. Box 219643 Kansas City, MO 64121

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-MFP on a monthly basis. The Fund’s Forms N-MFP are available on the SEC’s website at www.sec.gov. The Forms N-MFP may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s daily portfolio holdings is also available at www.americanbeaconfunds.com the following business day.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT SS&C GIDS, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Boston, Massachusetts	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Select Fund and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Select Funds and American Beacon U.S. Government Money Market Select Fund are service marks of American Beacon Advisors, Inc.

AR 12/23

ITEM 2.	CODE OF ETHICS.

The registrant adopted a code of ethics (the “Code”) that applies to the registrant’s principal executive officer and principal financial officer. The registrant amended its code July 6, 2021 to remove two terminated investment companies and update the Principal Financial Officer. The registrant has not granted any waivers from the provisions of the Code during the period covered by the shareholder reports presented in Item 1. The Code is filed herewith as Exhibit 99.CODE ETH.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees of the Trust has determined that Claudia Holz, a member of the Trust’s Audit and Compliance Committee, is the “audit committee financial expert” as defined in Form N-CSR. Ms. Claudia is considered “independent” as defined in Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” refer to all other fees category would consist of service related to internal control reviews, strategy, and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees, and all other fees by the principal accountant.

(a)
Audit Fees	Fiscal Year Ended
$43,346	12/31/2022
$43,338	12/31/2023

(b)
Audit Related Fees	Fiscal Year Ended
$0	12/31/2022
$0	12/31/2023

(c)
Tax Fees (1)	Fiscal Year Ended
$0	12/31/2022
$10,900	12/31/2023

(d)
All Other Fees	Fiscal Year Ended
$0	12/31/2022
$0	12/31/2023

(1)

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, tax planning, filing assistance for EU reclaims and PFIC tax services. These fees include international, federal, state, and excise tax reviews.

(e)(1) Pursuant to its charter, the Trust’s Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the registrant’s principal accountant:

- to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts’ financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;

- to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser (“adviser affiliate”) that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;

- to consider whether the non-audit services provided by a Trust’s auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor’s independence;

- to review the arrangements for and scope of the annual audit and any special audits; and

- to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Aggregate Non-Audit Fees for Services Rendered to the:

Registrant	Adviser	Adviser’s Affiliates Providing Ongoing Services to Registrant	Fiscal Year Ended
$0	$0	N/A	12/31/2022
$10,900	$32,969	N/A	12/31/2023

(h) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within 90 days of the filing of this report as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based upon their review, such officers have concluded that the registrant’s disclosure controls and procedures are effective in ensuring that information required to be disclosed in the report is appropriately recorded, processed, summarized and reported and made know to them by others within the registrant and by the registrant’s service provider.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 13.	EXHIBITS.

(a)(1) Filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) The certifications of each principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(b), Rule 13a-14(b) or Rule 15d-14(b)) are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Select Funds

By /s/ Jeffrey K. Ringdahl
Jeffrey K. Ringdahl
President
American Beacon Select Funds
Date: March 4, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Jeffrey K. Ringdahl
Jeffrey K. Ringdahl
President
American Beacon Select Funds
Date: March 4, 2024

By /s/ Sonia L. Bates
Sonia L. Bates
Chief Accounting Officer and Treasurer
American Beacon Select Funds
Date: March 4, 2024